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                                                                 EXHIBIT 10.5(g)

                            INTERCREDITOR AGREEMENT

     This Intercreditor Agreement is dated as of this 31st day of March, 1999 by and among BANK ONE, OKLAHOMA, N.A. and its successors and assigns ("Bank One"), CORAL RESERVES, INC., an Oklahoma corporation ("Coral Reserves"), CORAL RESERVES ENERGY CORP., an Oklahoma corporation ("Coral Energy"), CORAL RESERVES GROUP, LTD., an Oklahoma corporation ("Coral Ltd.") (collectively, Coral Reserves, Coral Energy, Coral Ltd. and/or CORAL RESERVES ENERGY INCOME FUND 1996 LIMITED PARTNERSHIP and CORAL RESERVES 1996 INSTITUTIONAL LIMITED PARTNERSHIP thereof are referred to herein as the "Coral Group"), and INDIAN OIL COMPANY, an Oklahoma corporation (the "Borrower").

                                   RECITALS:
                                   ---------

     WHEREAS, on December 17, 1997, Borrower and Bank One entered into that certain Credit Agreement (the "Bank One Loan Agreement") which such Bank One Loan Agreement has been amended from time to time thereafter and revolving promissory note in the principal amount of $50,000,000.00 (the "Bank One Note") and such other documents executed in conjunction with the Bank One Loan Agreement (the "Bank One Loan Documents").

     WHEREAS, on February 15, 1999, the Coral Group and Borrower entered into that certain Agreement and Plan of Merger ("Merger Agreement");

     WHEREAS, pursuant to the Merger Agreement, the Coral Group invested or shall invest $6,000,000.00 in Borrower in exchange for, among other things, an unsecured "Contingent Production Payment" ("CPP").

     WHEREAS, Borrower prepaid $6,000,000.00 against the MidFirst Debt.

     WHEREAS, in return for the $6,000,000.00 payment from the Coral Group referenced above, Borrower promised to make a production payment to the Coral Group from proceeds received from Borrower's interests in oil and gas properties in the amount of $56,250.00 per month (the "Contingent Production Payment");

     WHEREAS, the Merger Agreement contemplates and sets forth the priority in which Borrower's debts shall be repaid. This Intercreditor Agreement further describes that procedure;

     WHEREAS, all indebtedness evidenced by the Bank One Loan Agreement, the Bank One Note and the Bank One Loan Documents is referred to herein as the "Bank One Debt."

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     NOW, THEREFORE, in consideration of the mutual promises herein contained and such other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:


     I.   REPRESENTATIONS AND WARRANTIES.  The Coral Group and Borrower
          ------------------------------
represent and warrant to Bank One that:

          (a) The Contingent Production Payment.  As of the date hereof, the
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total indebtedness owing by Borrower to The Coral Group is evidenced by the
Contingent Production Payment.

          (b) Default.  There is no default in the indebtedness from Borrower to
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The Coral Group or under any other agreements between Borrower and third parties.


     II.  JUNIOR PRIORITY OF CONTINGENT PRODUCTION PAYMENT.  In order to induce
          ------------------------------------------------
Bank One to extend a loan to Borrower, it is agreed as follows:

          (a) Junior Priority.   The Coral Group agrees that the Contingent
              ----------------
Production Payment shall be and hereby are inferior and junior to the Bank One Debt, unless otherwise agreed to in writing by Bank One, and the Coral Group shall be entitled to no payments pursuant to the Contingent Production Payment until the full cash payment of any and all indebtedness (including all interest after the date of filing of a petition by or against Borrower under any bankruptcy act) of any nature whatsoever now due to Bank One from Borrower pursuant to the Bank One Loan, as same may be amended from time to time hereafter. Provided, however, notwithstanding the above, the Coral Group shall be entitled to the monthly Contingent Production Payment so long as Borrower is not in default of the Bank One Loan Agreement. Upon the occurrence of an Event of Default under the Bank One Loan Agreement, the Contingent Production Payment shall be suspended and not made until such Event of Default has been cured to Bank One's satisfaction.

          (b) No Action by the Coral Group.   The Coral Group will not, without
              ----------------------------
Bank One's prior written consent, accelerate, assert, collect, enforce or release the Contingent Production Payment or any part thereof and/or otherwise exercise its remedies pursuant to the Contingent Production Payment and the Merger Agreement until the Bank One Debt has been paid in full.

          (c) No Amendment.  The Coral Group shall not amend or permit amendment
              ------------
of the terms of any instrument or agreement evidencing the Contingent Production Payment without the prior written consent of Bank One.

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          (d) Payments Held in Trust.  In the event that any payment of
              ----------------------
principal or interest or other payment or distribution of assets of Borrower shall be received by any holder of the Contingent Production Payment, notwithstanding the foregoing, in violation of the provisions hereof, and before payment in full of the Bank One Debt, such payment or distribution shall be held by such holder of the Contingent Production Payment in trust for the holder of the Bank One Debt by such holder of the Contingent Production Payment to the extent necessary to make payment of any unpaid Bank One Debt.

          (e) Permissive Payments.  Borrower agrees with Bank One that after the
              -------------------
execution hereof, it will make no payments to the Coral Group on the Contingent Production Payment; provided, however, Bank One agrees that Borrower shall be allowed to make monthly payments to the Coral Group on the Contingent Production Payment, as long as such payment does not cause the Borrower to violate Section
7.2 of the Bank One Loan Agreement (the "Debt Service Coverage Ratio") and so long as no "Event of Default" has occurred or is continuing under the Bank One Loan Agreement. In the event that making the monthly Contingent Production Payment due to the Coral Group would cause the Borrower to violate the Debt Service Coverage Ratio, and as a result anything less than the full Contingent Production Payment is made, Bank One agrees that such payments may be made up at such point in time and to the extent that no violation of the Debt Service Coverage Ratio would result.

          (f) Bank One Modifications.  With respect to the Bank One Debt, the
              ----------------------
Coral Group agrees that Bank One may grant extensions of the time of payment or performance, make compromises, including releases of collateral and settlements with Borrower, or otherwise modify the Bank One Debt without affecting the agreements of the Coral Group or Borrower hereunder.

          (g) Discontinuance of Bank One Debt.  If, at any time hereafter, Bank
              -------------------------------
One shall, in its own judgment determine to discontinue the extension of credit to Borrower, Bank One may do so. This Agreement shall continue in full force and effect until Borrower shall have satisfied all obligations and Bank One shall have been paid in full on all indebtedness, of any nature whatsoever that may be due on the Bank One Loan Agreement or any amendments thereto to Bank One from Borrower.


     III  MISCELLANEOUS
          -------------

          (a) Insolvency.  In the event of any liquidation, dissolution or
              ----------
winding up of the Borrower, or any execution sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceeding relative to the Borrower or its property, all principal, interest and other amounts owing on the Bank One Debt shall first be paid in full in cash before any payment is made upon the Contingent Production Payment; and in any such event, and in the event of any payment in violation of this Intercreditor Agreement,

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any payment or distribution of any kind or character, whether in cash, property or securities which shall be made upon or in respect of the Contingent Production Payment shall be paid over to Bank One for application in payment thereof unless and until the Bank One Debt shall have been paid or satisfied in full in cash.

          (b) Proof and Vote of Claims.  The Coral Group hereby appoints, which
              ------------------------
appointment is irrevocable and coupled with an interest, Bank One, its successors and assigns, as The Coral Group's true and lawful attorney, with full power of substitution, in the name of the Coral Group, Bank One or otherwise. Such appointment shall be for the sole use and benefit of Bank One, to the extent permitted by law, to prove and vote all claims relating to the Contingent Production Payment, and to receive and collect all distributions and payments to which the Coral Group would be otherwise entitled on any liquidation of Borrower or in any proceeding affecting Borrower or its property under any bankruptcy or insolvency laws or any laws or proceedings relating to the relief of the Borrower, readjustment, composition or extension of indebtedness or reorganization.

          (c) Administrative Proceedings.  The Coral Group agrees that it will
              --------------------------
not commence, prosecute or participate in any administrative, legal, or equitable action against Borrower or in any administrative, legal or equitable action arising out of Borrower's failure to make the Contingent Production Payment that might adversely affect Borrower or its interest, without Bank One's prior written consent.

          (d) No Interference.  The Coral Group agrees that it will not take any
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action that will impede, interfere with or restrict or restrain the exercise by
Bank One of its rights and remedies under the Bank One Loan Documents and, upon the commencement of any bankruptcy of the Borrower, will take such actions as may be reasonably necessary or appropriate to effectuate the subordination provided hereby. In furtherance thereof, the Coral Group hereby agrees not to oppose any motion filed or supported by Bank One for relief from the automatic stay, for adequate protection in respect of the Bank One Debt, and/or for the Borrower's use of cash collateral or post-petition borrowing from Bank One.

          (e) Collection Actions.  If the Coral Group, in violation of this
              ------------------
Agreement, shall commence, prosecute or participate in any suit, action or proceeding against Borrower, Borrower may interpose as a defense or plea the making of this Agreement and Bank One may intervene and interpose such defense or plea in Bank One's name or in the name of Borrower. If the Coral Group shall attempt to enforce any security agreements, real estate mortgages or any lien instrument or other encumbrances, Bank One or Borrower may by virtue of this Agreement restrain the enforcement thereof in Bank One's name or in the name of Borrower. If the Coral Group obtains any assets of the Borrower as a result of any administrative, legal, or equitable action, or otherwise, the Coral Group agrees to forthwith pay, deliver, and assign to Bank One any such assets for application upon the amount now or hereafter owing to Bank One by Borrower.

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          (f) The Coral Group Rights.  Nothing contained in this Agreement is
              ----------------------
intended to or shall impair, as between Borrower and the holder of the Contingent Production Payment, the obligation of Borrower, which is absolute and unconditional, to pay to the holder of the Contingent Production Payment such indebtedness.

          (g) Limitation Assignments.  The Coral Group shall not sell, assign or
              ----------------------
transfer any of the Contingent Production Payment, unless the buyer, assignee or transferee thereof shall agree in writing to become bound by the provisions of this Agreement and the holders of the Bank One Debt shall have been furnished with the original copies of such agreement.

          (h) Borrower Agreement.  Borrower agrees, for the benefit of the
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holder of the Bank One Debt, that, in the event the or any Contingent Production
Payment is declared due and payable before its expressed maturity, Borrower will give prompt notice in writing of such happening to the holder of the Bank One Debt. Borrower further agrees and covenants not to make any distribution or payment to the Coral Group in violation of the terms hereof.

          (i) Governing Law.  This Agreement and the obligations which it
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secures and all rights and liabilities of the parties shall be governed as to validity, interpretation, enforcement and effect by the laws of the State of Oklahoma.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of this ____ day of March, 1999.

               BORROWER:

                              INDIAN OIL COMPANY

                              __________________________________________
                              By: Roger D. Graham
                              Title: President


               CORAL GROUP:

                              CORAL RESERVES, INC.:

                              __________________________________________
                              By:  Leo E. Woodard
                              Title:  President

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                              CORAL RESERVES ENERGY CORP.,


                              __________________________________________
                              By:  Leo E. Woodard
                              Title:  President


                              CORAL RESERVES GROUP, LTD.,


                              __________________________________________
                              By:  Leo E. Woodard
                              Title:  President

                              CORAL RESERVES 1996 INSTITUTIONAL
                              LIMITED PARTNERSHIP, an Oklahoma limited partnership

                                    By: Coral Reserves, Inc., general partner

                                            By: ________________________
                                                Leo E. Woodard, President


                              CORAL RESERVES ENERGY INCOME
                              FUND 1996 LIMITED PARTNERSHIP,
                              an Oklahoma limited partnership

                                    By:  Coral Reserves Energy Corp.,
                                         General Partner

                                            By: _________________________
                                                Leo E. Woodard, President

               BANK ONE:

                              BANK ONE, OKLAHOMA, N.A.

                              __________________________________________
                              By: John K. Slay, Jr.
                              Title: Sr. Vice President

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